UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2022

FLUX POWER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31543	86-0931332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2685 S. Melrose Drive, Vista, California	92081
(Address of Principal Executive Offices)	(Zip Code)

877-505-3589

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	FLUX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This filing amends Item 5.02 of the Current Report on Form 8-K of Flux Power Holdings, Inc. (the “Company”) filed on August 18, 2022 (the “Original Form 8-K”) to add the information described herein.

2

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 18, 2022, the Company filed the Original Form 8-K to disclose that on August 12, 2022, Jonathan Berry, the Company’s Chief Operating Officer, separated from the Company. This Current Report on Form 8-K/A amends the Original Form 8-K to additional disclose that on August 24, 2022, the Company entered into an Employee Separation and Release dated August 24, 2022 (“Separation Agreement”) with Mr. Berry. Under the Separation Agreement, the Company agreed to provide Mr. Berry with certain payments and benefits comprising of: (i) a separation payment of two hundred five thousand two hundred dollars, less required withholdings, (ii) twenty-eight thousand nine hundred seven and 52/100 dollars, less require holdings, to defray costs for COBRA coverage, and (iii) reimbursement for an amount equal to twelve months for life insurance continuation (collectively, the “Separation Benefits”). In exchange for the Separation Benefits, among other things as set forth in the Separation Agreement, Mr. Berry agreed to a release of claims and waivers in favor of the Company and to certain restrictive covenant obligations, and also reaffirmed his commitment to comply with his existing restrictive covenant obligations.

The foregoing summary of the terms of the Separation Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this report and incorporated by reference in this Item 5.02.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Exhibit Description
10.1#	Employee Separation and Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

# Indicates a management contract or a compensatory plan, contract or arrangement

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flux Power Holdings, Inc.
a Nevada corporation

By:	/s/ Ronald F. Dutt
Ronald F. Dutt, Chief Executive Officer

Dated: August 26, 2022

4